UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Earliest Event Reported: November 23, 2016

Elite Data Services, Inc.
(Exact name of registrant as specified in its charter)

Florida	000-11050	59-2181303
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

1550 Wewatta St.

Denver, CO 80202

(Address of principal executive offices)

(702) 240-9378

(Issuer's telephone number)

4447 N. Central Expressway,Suite 110-135

Dallas, TX 75205

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

FORWARD LOOKING STATEMENTS

This Current Report on Form 8-K contains forward-looking statements that are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. By their nature, forward-looking statements and forecasts involve risks and uncertainties because they relate to events and depend on circumstances that will occur in the near future. Forward-looking statements speak only as of the date they are made, are based on various underlying assumptions and current expectations about the future. We caution readers that any forward-looking statements are not guarantees of future performance and that actual results could differ materially from those contained or implied in the forward-looking statements. Such forward-looking statements include, but are not limited to, statements about the terms and conditions of the agreement described herein. In some cases, you may identify forward-looking statements by words such as "may," "should," "plan," "intend," "potential," "continue," "believe," "expect," "predict," "anticipate" and "estimate," the negative of these words or other comparable words. These statements are only predictions. One should not place undue reliance on these forward-looking statements. The forward-looking statements are qualified by their terms and/or important factors, many of which are outside the Company's control, involve a number of risks, uncertainties and other factors that could cause actual results and events to differ materially from the statements made. The forward-looking statements are based on the Company's beliefs, assumptions and expectations about the Company's future performance and the future performance of the entity being acquired, taking into account information currently available to the Company. These beliefs, assumptions and expectations can change as a result of many possible events or factors, including those events and factors described in "Risk Factors" in the Company's Annual Report on Form 10-K, and the Company's recent Quarterly Reports, filed with the SEC, not all of which are known to the Company. The Company will update this forward-looking information only to the extent required under applicable securities laws. Neither the Company nor any other person assumes responsibility for the accuracy or completeness of these forward-looking statements.

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Item 4.01 Change in Registrant’s Certifying Accountant.

On November 23, 2016, Anton & Chia, LLP (“A&C”), the Company’s independent registered accountant resigned and ceased to provide accounting services to the Company.

A&C’s audit reports on the Company’s financial statements for the fiscal years ended December 31, 2015 and 2014 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that, the audit reports included an explanatory paragraph with respect to the uncertainty as to the Company’s ability to continue as a going concern.

During the years ended December 31, 2015 and 2014, there were (i) no disagreements with A&C on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, and (ii) no reportable events (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

A&C furnished a copy of the resignation letter to the SEC stating whether it agrees with the statements made above by the Company. The Company has filed this letter as Exhibit 16.1 to this report and incorporated herein by reference.

Due to certain unforeseen circumstances, the Company was unable to timely file the notice provided herein. At present time, the Company as not engaged a new auditor, but is actively seeking to do so, which when such engagement has been confirmed, the Company will provide proper notice on Form 8-K.

Item 9.01Financials Statements and Exhibits.

Those exhibits marked with an asterisk (*) refer to exhibits filed herewith.

Exhibit Number	Description

16.1*	Letter from Anton & Chia, LLP for resignation of Registrant’s Auditor

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ELITE DATA SERVICES, INC.

Dated: January 23, 2017	By:	/s/ Brenton Mix
Brenton Mix
Chief Executive Officer

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